UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                December 30, 1997
                Date of Report (Date of earliest event reported)

                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


                                           1-14556
           DELAWARE                        0-21857               86-0786101
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
                (Address of principal executive office)(zip code)

                                 (602) 932-6200
              (Registrant's telephone number, including area code)

The Registrant hereby amends the following Item of its Current Report on Form 8-K filed with the Commission on January 7, 1998. The Registrant is amending
Item 7(c) to include the required exhibit.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         (c)  Exhibits

                16. Letter from Coopers & Lybrand L.L.P. dated January 8, 1998.




                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POORE BROTHERS, INC.
                                  (Registrant)

Date: January 13, 1998        By: /s/  Thomas W. Freeze
                                  ------------------------
                                  Thomas W. Freeze
                                  Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

16                 Letter from Coopers & Lybrand L.L.P. dated January 8, 1998.